                               SERVICES AGREEMENT

    AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

    WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

    WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

    WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

    Now, therefore, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares; (iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

    In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

    2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account

99NYC3063

(other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

    3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

    4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

    5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

    6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

    7. MSDW Services will use its best efforts in the performance of administrative activitives on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

    8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW

Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

    9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.

    10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

    11. This Agreement may be assigned by either party with the written consent of the other party.

    12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.

                                               MORGAN STANLEY DEAN WITTER ADVISORS INC.

                                               By: -----------------------------------------

Attest:
---------------------------------------------

                                               MORGAN STANLEY DEAN WITTER SERVICES COMPANY
                                               INC.

                                               By: -----------------------------------------

Attest:
---------------------------------------------

                                   SCHEDULE A
                        MORGAN STANLEY DEAN WITTER FUNDS
                       AS AMENDED AS OF FEBRUARY 9, 1999

                                 OPEN-END FUNDS

       1.  Active Assets California Tax-Free Trust
       2.  Active Assets Government Securities Trust
       3.  Active Assets Money Trust
       4.  Active Assets Tax-Free Trust
       5.  Morgan Stanley Dean Witter Aggressive Equity Fund
       6.  Morgan Stanley Dean Witter American Value Fund
       7.  Morgan Stanley Dean Witter Balanced Growth Fund
       8.  Morgan Stanley Dean Witter Balanced Income Fund
       9.  Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
      10.  Morgan Stanley Dean Witter California Tax-Free Income Fund
      11.  Morgan Stanley Dean Witter Capital Appreciation Fund
      12.  Morgan Stanley Dean Witter Capital Growth Securities
      13.  Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" Portfolio
      14.  Morgan Stanley Dean Witter Convertible Securities Trust
      15.  Morgan Stanley Dean Witter Developing Growth Securities Trust
      16.  Morgan Stanley Dean Witter Diversified Income Trust
      17.  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
      18.  Morgan Stanley Dean Witter Equity Fund
      19.  Morgan Stanley Dean Witter European Growth Fund Inc.
      20.  Morgan Stanley Dean Witter Federal Securities Trust
      21.  Morgan Stanley Dean Witter Financial Services Trust
      22.  Morgan Stanley Dean Witter Fund of Funds
           (i)  Domestic Portfolio
           (ii) International Portfolio
      23.  Morgan Stanley Dean Witter Global Dividend Growth Securities
      24.  Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
      25.  Morgan Stanley Dean Witter Global Utilities Fund
      26.  Morgan Stanley Dean Witter Growth Fund
      27.  Morgan Stanley Dean Witter Hawaii Municipal Trust
      28.  Morgan Stanley Dean Witter Health Sciences Trust
      29.  Morgan Stanley Dean Witter High Yield Securities Inc.
      30.  Morgan Stanley Dean Witter Income Builder Fund
      31.  Morgan Stanley Dean Witter Information Fund
      32.  Morgan Stanley Dean Witter Intermediate Income Securities
      33.  Morgan Stanley Dean Witter International Fund
      34.  Morgan Stanley Dean Witter International SmallCap Fund
      35.  Morgan Stanley Dean Witter Japan Fund
      36.  Morgan Stanley Dean Witter Limited Term Municipal Trust
      37.  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
      38.  Morgan Stanley Dean Witter Managers Focus Fund
      39.  Morgan Stanley Dean Witter Market Leader Trust
      40.  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
      41.  Morgan Stanley Dean Witter Mid-Cap Growth Fund
      42.  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
      43.  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.

      44.  Morgan Stanley Dean Witter New York Municipal Money Market Trust
      45.  Morgan Stanley Dean Witter New York Tax-Free Income Fund
      46.  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
      47.  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
      48.  Morgan Stanley Dean Witter Real Estate Fund
      49.  Morgan Stanley Dean Witter Select Dimensions Investment Series
           (i)   American Value Portfolio
           (ii)  Balanced Growth Portfolio
           (iii) Developing Growth Portfolio
           (iv)  Diversified Income Portfolio
           (v)   Dividend Growth Portfolio
           (vi)  Emerging Markets Portfolio
           (vii) Global Equity Portfolio
           (viii) Growth Portfolio
           (ix)  Mid-Cap Growth Portfolio
           (x)   Money Market Portfolio
           (xi)  North American Government Securities Portfolio
           (xii) Utilities Portfolio
           (xiii) Value-Added Market Portfolio
      50.  Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
      51.  Morgan Stanley Dean Witter U.S. Government Money Market Trust
      52.  Morgan Stanley Dean Witter Utilities Fund
      53.  Morgan Stanley Dean Witter Short-Term Bond Fund
      54.  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
      55.  Morgan Stanley Dean Witter Special Value Fund
      56.  Morgan Stanley Dean Witter Strategist Fund
      57.  Morgan Stanley Dean Witter S&P 500 Index Fund
      58.  Morgan Stanley Dean Witter S&P 500 Select Fund
      59.  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
      60.  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
      61.  Morgan Stanley Dean Witter U.S. Government Securities Trust
      62.  Morgan Stanley Dean Witter Value Fund
      63.  Morgan Stanley Dean Witter Value-Added Market Series
      64.  Morgan Stanley Dean Witter Variable Investment Series
           (i)   Capital Appreciation Portfolio
           (ii)  Capital Growth Portfolio
           (iii) Competitive Edge "Best Ideas" Portfolio
           (iv)  Dividend Growth Portfolio
           (v)   Equity Portfolio
           (vi)  European Growth Portfolio
           (vii) Global Dividend Growth Portfolio
           (viii) High Yield Portfolio
           (ix)  Income Builder Portfolio
           (x)   Money Market Portfolio
           (xi)  Quality Income Plus Portfolio
           (xii) Pacific Growth Portfolio
           (xiii) S&P 500 Index Portfolio
           (xiv) Strategist Portfolio
           (xv)  Utilities Portfolio
      65.  Morgan Stanley Dean Witter World Wide Income Trust
      66.  Morgan Stanley Dean Witter Worldwide High Income Fund

                                              CLOSED-END FUNDS
      67.  High Income Advantage Trust
      68.  High Income Advantage Trust II
      69.  High Income Advantage Trust III
      70.  InterCapital Income Securities Inc.
      71.  Dean Witter Government Income Trust
      72.  InterCapital Insured Municipal Bond Trust
      73.  InterCapital Insured Municipal Trust
      74.  InterCapital Insured Municipal Income Trust
      75.  InterCapital California Insured Municipal Income Trust
      76.  InterCapital Insured Municipal Securities
      77.  InterCapital Insured California Municipal Securities
      78.  InterCapital Quality Municipal Investment Trust
      79.  InterCapital Quality Municipal Income Trust
      80.  InterCapital Quality Municipal Securities
      81.  InterCapital California Quality Municipal Securities
      82.  InterCapital New York Quality Municipal Securities

                                                                      SCHEDULE B

                MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.
                        SCHEDULE OF ADMINISTRATIVE FEES
                       AS AMENDED AS OF FEBRUARY 9, 1999

    Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:

FIXED INCOME FUNDS

Morgan Stanley Dean Witter Balanced       0.060% of the daily net assets.
  Income Fund

Morgan Stanley Dean Witter California     0.055% of the portion of the daily net assets not
  Tax-Free Income Fund                    exceeding $500 million; 0.0525% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.050% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; 0.0475% of the portion
                                          of the daily net assets exceeding $1 billion but
                                          not exceeding $1.25 billion; and 0.045% of the
                                          portion of the daily net assets exceeding $1.25
                                          billion.

Morgan Stanley Dean Witter Convertible    0.060% of the portion of the daily net assets not
  Securities Trust                        exceeding $750 million; 0.055% of the portion of
                                          the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; 0.050% of the portion of
                                          the daily net assets of the exceeding $1 billion
                                          but not exceeding $1.5 billion; 0.0475% of the
                                          portion of the daily net assets exceeding $1.5
                                          billion but not exceeding $2 billion; 0.045% of
                                          the portion of the daily net assets exceeding $2
                                          billion but not exceeding $3 billion; and 0.0425%
                                          of the portion of the daily net assets exceeding
                                          $3 billion.

Morgan Stanley Dean Witter Diversified    0.040% of the daily net assets.
  Income Trust

Morgan Stanley Dean Witter Federal        0.055% of the portion of the daily net assets not
  Securities Trust                        exceeding $1 billion; 0.0525% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.050% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2 billion; 0.0475% of the portion
                                          of the daily net assets exceeding $2 billion but
                                          not exceeding $2.5 billion; 0.045% of the portion
                                          of the daily net assets exceeding $2.5 billion but
                                          not exceeding $5 billion; 0.0425% of the portion
                                          of the daily net assets exceeding $5 billion but
                                          not exceeding $7.5 billion; 0.040% of the portion
                                          of the daily net assets exceeding $7.5 billion but
                                          not exceeding $10 billion; 0.0375% of the portion
                                          of the daily net assets exceeding $10 billion but
                                          not exceeding $12.5 billion; and 0.035% of the
                                          portion of the daily net assets exceeding $12.5
                                          billion.

Morgan Stanley Dean Witter Global         0.055% of the portion of the daily net assets not
  Short-Term Income Fund Inc.             exceeding $500 million; and 0.050% of the portion
                                          of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Hawaii         0.035% of the daily net assets.
  Municipal Trust

Morgan Stanley Dean Witter High Yield     0.050% of the portion of the daily net assets not
  Securities Inc.                         exceeding $500 million; 0.0425% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; 0.035% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $2 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $2 billion but not
                                          exceeding $3 billion; and 0.030% of the portion of
                                          daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter Intermediate   0.060% of the portion of the daily net assets not
  Income Securities                       exceeding $500 million; 0.050% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.040% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; and 0.030% of the
                                          portion of the daily net assets exceeding $1
                                          billion.

Morgan Stanley Dean Witter Limited Term   0.050% of the daily net assets.
  Municipal Trust

Morgan Stanley Dean Witter Multi-State    0.035% of the daily net assets.
  Municipal Series Trust (10 Series)

Morgan Stanley Dean Witter New York       0.055% of the portion of the daily net assets not
  Tax-Free Income Fund                    exceeding $500 million; and 0.0525% of the portion
                                          of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Select         0.039% of the daily net assets.
  Dimensions Investment Series-- North
  American Government Securities
  Portfolio

Morgan Stanley Dean Witter Select         0.050% of the daily net assets.
  Municipal Reinvestment Fund

Morgan Stanley Dean Witter Short-Term     0.070% of the daily net assets.
  Bond Fund

Morgan Stanley Dean Witter Short-Term     0.035% of the daily net assets.
  U.S. Treasury Trust

Morgan Stanley Dean Witter Tax-Exempt     0.050% of the portion of the daily net assets not
  Securities Trust                        exceeding $500 million; 0.0425% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; and 0.035% of the
                                          portion of the daily net assets exceeding $1
                                          billion but not exceeding $1.25 billion; .0325% of
                                          the portion of the daily net assets exceeding
                                          $1.25 billion.

Morgan Stanley Dean Witter U.S.           0.050% of the portion of the daily net assets not
  Government Securities Trust             exceeding $1 billion; 0.0475% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.045% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2 billion; 0.0425% of the portion
                                          of the daily net assets exceeding $2 billion but
                                          not exceeding $2.5 billion; 0.040% of the portion
                                          of the daily net assets exceeding $2.5 billion but
                                          not exceeding $5 billion; 0.0375% of the portion
                                          of the daily net assets exceeding $5 billion but
                                          not exceeding $7.5 billion; 0.035% of the portion
                                          of the daily net assets exceeding $7.5 billion but
                                          not exceeding $10 billion; 0.0325% of the portion
                                          of the daily net assets exceeding $10 billion but
                                          not exceeding $12.5 billion; and 0.030% of the
                                          portion of the daily net assets exceeding $12.5
                                          billion.

Morgan Stanley Dean Witter Variable       0.050% of the portion of the daily net assets not
  Investment Series--High Yield           exceeding $500 million; and 0.0425% of the daily
  Portfolio                               net assets exceeding $500 million.

  Quality Income Plus Portfolio           0.050% of the portion of the daily the net assets
                                          up to $500 million; and 0.045% of the portion of
                                          the daily net assets exceeds $500 million.

Morgan Stanley Dean Witter World Wide     0.075% of the portion of the daily net assets up
  Income Trust                            to $250 million; 0.060% of the portion of the
                                          daily net assets exceeding $250 million but not
                                          exceeding $500 million; 0.050% of the portion of
                                          the daily net assets of the exceeding $500 million
                                          but not exceeding $750 million; 0.040% of the
                                          portion of the daily net assets exceeding $750
                                          million but not exceeding $1 billion; and 0.030%
                                          of the portion of the daily net assets exceeding
                                          $1 billion.

Morgan Stanley Dean Witter Worldwide      0.060% of the daily net assets.
  High Income Fund

EQUITY FUNDS

Morgan Stanley Dean Witter Aggressive     0.075% of the daily net assets.
  Equity Fund

Morgan Stanley Dean Witter American       0.0625% of the portion of the daily net assets not
  Value Fund                              exceeding $250 million; 0.050% of the portion of
                                          the daily net assets exceeding $250 million but
                                          not exceeding $2.25 billion; 0.0475% of the
                                          portion of the daily net assets exceeding $2.25
                                          billion but not exceeding $3.5 billion; 0.0450% of
                                          the portion of the daily net assets exceeding $3.5
                                          billion but not exceeding $4.5 billion; and
                                          0.0425% of the portion of the daily net assets
                                          exceeding $4.5 billion.

Morgan Stanley Dean Witter Balanced       0.060% of the daily net assets.
  Growth Fund

Morgan Stanley Dean Witter Capital        0.075% of the portion of the daily net assets not
  Appreciation Fund                       exceeding $500 million; and 0.0725% of the portion
                                          of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Capital        0.065% of the portion of the daily net assets not
  Growth Securities                       exceeding $500 million; 0.055% of the portion
                                          exceeding $500 million but not exceeding $1
                                          billion; 0.050% of the portion of the daily net
                                          assets exceeding $1 billion but not exceeding $1.5
                                          billion; and 0.0475% of the portion of the daily
                                          net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter Competitive    0.065% of the portion of the daily net assets not
  Edge Fund, "BEST IDEAS" Portfolio       exceeding $1.5 billion; and 0.0625% of the portion
                                          of the daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter Developing     0.050% of the portion of the daily net assets not
  Growth Securities Trust                 exceeding $500 million; and 0.0475% of the portion
                                          of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Dividend       0.0625% of the portion of the daily net assets not
  Growth Securities Inc.                  exceeding $250 million; 0.050% of the portion of
                                          the daily net assets exceeding $250 million but
                                          not exceeding $1 billion; 0.0475% of the portion
                                          of the daily net assets exceeding $1 billion but
                                          not exceeding $2 billion; 0.045% of the portion of
                                          the daily net assets exceeding $2 billion but not
                                          exceeding $3 billion; 0.0425% of the portion of
                                          the daily net assets exceeding $3 billion but not
                                          exceeding $4 billion; 0.040% of the portion of the
                                          daily net assets exceeding $4 billion but not
                                          exceeding $5 billion; 0.0375% of the portion of
                                          the daily net assets exceeding $5 billion but not
                                          exceeding $6 billion; 0.035% of the portion of the
                                          daily net assets exceeding $6 billion but not
                                          exceeding $8 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $8 billion but not
                                          exceeding $10 billion; 0.030% of the portion of
                                          the daily net assets exceeding $10 billion but not
                                          exceeding $15 billion; and 0.0275% of the portion
                                          of the daily net assets exceeding $15 billion.

Morgan Stanley Dean Witter                0.051% of the daily net assets.
  Equity Fund

Morgan Stanley Dean Witter European       0.057% of the portion of the daily net assets not
  Growth Fund Inc.                        exceeding $500 million; 0.054% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $2 billion; and 0.051% of the
                                          portion of the daily net assets exceeding $2
                                          billion.

Morgan Stanley Dean Witter Financial      0.075% of the daily net assets.
  Services Trust

Morgan Stanley Dean Witter Fund of
  Funds-
  Domestic Portfolio                      None
  International Portfolio                 None

Morgan Stanley Dean Witter Global         0.075% of the portion of the daily net assets not
  Dividend Growth Securities              exceeding $1 billion; 0.0725% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.070% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2.5 billion; 0.0675% of the portion
                                          of the daily net assets exceeding $2.5 billion but
                                          not exceeding $3.5 billion; 0.0650% of the portion
                                          of the daily net assets exceeding $3.5 billion but
                                          not exceeding $4.5 billion; and 0.0625% of the
                                          portion of the daily net assets exceeding $4.5
                                          billion.

Morgan Stanley Dean Witter Global         0.065% of the portion of the daily net assets not
  Utilities Fund                          exceeding $500 million; and 0.0625% of the portion
                                          of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Growth Fund    0.048% of the portion of daily net assets not
                                          exceeding $750 million; 0.045% of the portion of
                                          daily net assets exceeding $750 million but not
                                          exceeding $1.5 billion; and 0.042% of the portion
                                          of daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter Health         0.10% of the portion of daily net assets not
  Sciences Trust                          exceeding $500 million; and 0.095% of the portion
                                          of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Income         0.075% of the portion of the net assets not
  Builder Fund                            exceeding $500 million; and 0.0725% of the portion
                                          of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Information    0.075% of the portion of the daily net assets not
  Fund                                    exceeding $500 million; and 0.0725% of the portion
                                          of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter International  0.060% of the daily net assets.
  Fund

Morgan Stanley Dean Witter International  0.069% of the daily net assets.
  SmallCap Fund

Morgan Stanley Dean Witter                0.057% of the daily net assets.
  Japan Fund

Morgan Stanley Dean Witter Managers       0.0625% of the daily net assets.
  Focus Fund

Morgan Stanley Dean Witter Market Leader  0.075% of the daily net assets.
  Trust

Morgan Stanley Dean Witter                0.075% of the daily net assets.
  Mid-Cap Dividend Growth Securities

Morgan Stanley Dean Witter                0.075% of the portion of the daily net assets not
  Mid-Cap Growth Fund                     exceeding $500 million; and 0.0725% of the portion
                                          of the daily net assets exceeding $500 million.

Morgan Stanley Dean Witter Natural        0.0625% of the portion of the daily net assets not
  Resource Development Securities Inc.    exceeding $250 million and 0.050% of the portion
                                          of the daily net assets exceeding $250 million.

Morgan Stanley Dean Witter Pacific        0.057% of the portion of the daily net assets not
  Growth Fund Inc.                        exceeding $1 billion; 0.054% of the portion of the
                                          daily net assets exceeding $1 billion but not
                                          exceeding $2 billion; and 0.051% of the portion of
                                          the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter Precious       0.080% of the daily net assets.
  Metals and
  Minerals Trust

Morgan Stanley Dean Witter Real Estate    0.060% of the daily net assets.
  Fund

Morgan Stanley Dean Witter Select
  Dimensions Investment Series--
  American Value Portfolio                0.0625% of the daily net assets.
  Balanced Growth Portfolio               0.065% of the daily net assets.
  Developing Growth Portfolio             0.050% of the daily net assets.
  Diversified Income Portfolio            0.040% of the daily net assets.
  Dividend Growth Portfolio               0.0625% of the portion of the daily net assets not
                                          exceeding $500 million; and 0.050% of the portion
                                          of the daily net assets exceeding $500 million.
  Emerging Markets Portfolio              0.075% of the daily net assets.
  Global Equity Portfolio                 0.10% of the daily net assets.
  Growth Portfolio                        0.048% of the daily net assets.
  Mid-Cap Growth Portfolio                0.075% of the daily net assets
  Utilities Portfolio                     0.065% of the daily net assets.
  Value-Added Market Portfolio            0.050% of the daily net assets.

Morgan Stanley Dean Witter Special Value  0.075% of the daily net assets.
  Fund

Morgan Stanley Dean Witter Strategist     0.060% of the portion of the daily net assets not
  Fund                                    exceeding $500 million; 0.055% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $1 billion; 0.050% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0475% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2.0 billion; and 0.045% of the
                                          portion of the daily net assets exceeding $2.0
                                          billion.

Morgan Stanley Dean Witter                0.040% of the daily net assets.
  S&P 500 Index Fund

Morgan Stanley Dean Witter                0.060% of the daily net assets.
  S&P 500 Select Fund

Morgan Stanley Dean Witter Utilities      0.065% of the portion of the daily net assets not
  Fund                                    exceeding $500 million; 0.055% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $1 billion; 0.0525% of the portion
                                          of the daily net assets exceeding $1 billion but
                                          not exceeding $1.5 billion; 0.050% of the portion
                                          of the daily net assets exceeding $1.5 billion but
                                          not exceeding $2.5 billion; 0.0475% of the portion
                                          of the daily net assets exceeding $2.5 billion but
                                          not exceeding $3.5 billion; 0.045% of the portion
                                          of the daily net assets exceeding $3.5 but not
                                          exceeding $5 billion; and 0.0425% of the daily net
                                          assets exceeding $5 billion.

Morgan Stanley Dean Witter Value Fund     0.060% of the daily net assets.

Morgan Stanley Dean Witter Value-Added    0.050% of the portion of the daily net assets not
  Market Series                           exceeding $500 million; 0.45% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $1 billion; 0.0425% of the portion
                                          of the daily net assets exceeding $1.0 billion but
                                          not exceeding $2.0 billion; and 0.040% of the
                                          portion of the daily net assets exceeding $2
                                          billion.

Morgan Stanley Dean Witter Variable
  Investment Series--
  Capital Appreciation Portfolio          0.075% of the daily net assets.
  Capital Growth Portfolio                0.065% of the daily net assets.
  Competitive Edge "Best Ideas"           0.065% of the daily net assets.
    Portfolio
  Dividend Growth Portfolio               0.0625% of the portion of the daily net assets not
                                          exceeding $500 million; and 0.050% of the portion
                                          of the daily net assets exceeding $500 million but
                                          not exceeding $1 billion; 0.0475% of the portion
                                          of the daily net assets exceeding $1.0 billion but
                                          not exceeding $2.0 billion; and 0.045% of the
                                          portion of the daily net assets exceeding $2
                                          billion.
  Equity Portfolio                        0.050% of the portion of the daily net assets not
                                          exceeding $1 billion; and 0.0475% of the portion
                                          of the daily net assets exceeding $1 billion.
  European Growth Portfolio               0.057% of the portion of the daily net assets not
                                          exceeding $500 million; and 0.054% of the portion
                                          of the daily net assets exceeding $500 million.
  Income Builder Portfolio                0.075% of the daily net assets.
  Pacific Growth Portfolio                0.057% of the daily net assets.
  S&P 500 Index Portfolio                 0.040% of the daily net assets.
  Strategist Portfolio                    0.050% of the daily net assets.
  Utilities Portfolio                     0.065% of the portion of the daily net assets not
                                          exceeding $500 million and 0.055% of the portion
                                          of the daily net assets exceeding $500 million.

MONEY MARKET FUNDS

Active Assets Trusts:                     0.050% of the portion of the daily net assets not
  (1) Active Assets Money Trust           exceeding $500 million; 0.0425% of the portion of
  (2) Active Assets Tax-Free Trust        the daily net assets exceeding $500 million but
  (3) Active Assets California Tax-Free   not exceeding $750 million; 0.0375% of the portion
      Trust                               of the daily net assets exceeding $750 million but
  (4) Active Assets Government            not exceeding $1 billion; 0.035% of the portion of
      Securities Trust                    the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2 billion; 0.030% of the portion of
                                          the daily net assets exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of the portion of
                                          the daily net assets exceeding $2.5 billion but
                                          not exceeding $3 billion; and 0.025% of the
                                          portion of the daily net assets exceeding $3
                                          billion.

Morgan Stanley Dean Witter California     0.050% of the portion of the daily net assets not
  Tax-Free Daily                          exceeding $500 million; 0.0425% of the portion of
  Income Trust                            the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; 0.035% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2 billion; 0.030% of the portion of
                                          the daily net assets exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of the portion of
                                          the daily net assets exceeding $2.5 billion but
                                          not exceeding $3 billion; and 0.025% of the
                                          portion of the daily net assets exceeding $3
                                          billion.

Morgan Stanley Dean Witter Liquid Asset   0.050% of the portion of the daily net assets not
  Fund Inc.                               exceeding $500 million; 0.0425% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; 0.035% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.35 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $1.35 billion but
                                          not exceeding $1.75 billion; 0.030% of the portion
                                          of the daily net assets exceeding $1.75 billion
                                          but not exceeding $2.15 billion; 0.0275% of the
                                          portion of the daily net assets exceeding $2.15
                                          billion but not exceeding $2.5 billion; 0.025% of
                                          the portion of the daily net assets exceeding $2.5
                                          billion but not exceeding $15 billion; 0.0249% of
                                          the portion of the daily net assets exceeding $15
                                          billion but not exceeding $17.5 billion; and
                                          0.0248% of the portion of the daily net assets
                                          exceeding $17.5 billion.

Morgan Stanley Dean Witter                0.050% of the portion of the daily net assets not
  New York Municipal Money                exceeding $500 million; 0.0425% of the portion of
  Market Trust                            the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; 0.035% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2 billion; 0.030% of the portion of
                                          the daily net assets exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of the portion of
                                          the daily net assets exceeding $2.5 billion but
                                          not exceeding $3 billion; and 0.025% of the
                                          portion of the daily net assets exceeding $3
                                          billion.

Morgan Stanley Dean Witter Select
  Dimensions Investment Series--
  Money Market Portfolio                  0.050% of the daily net assets.

Morgan Stanley Dean Witter                0.050% of the portion of the daily net assets not
  Tax-Free Daily Income Trust             exceeding $500 million; 0.0425% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; 0.035% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2 billion; 0.030% of the portion of
                                          the daily net assets exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of the portion of
                                          the daily net assets exceeding $2.5 billion but
                                          not exceeding $3 billion; and 0.025% of the
                                          portion of the daily net assets exceeding $3
                                          billion.

Morgan Stanley Dean Witter U.S.           0.050% of the portion of the daily net assets not
  Government Money Market Trust           exceeding $500 million; 0.0425% of the portion of
                                          the daily net assets exceeding $500 million but
                                          not exceeding $750 million; 0.0375% of the portion
                                          of the daily net assets exceeding $750 million but
                                          not exceeding $1 billion; 0.035% of the portion of
                                          the daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.0325% of the portion of
                                          the daily net assets exceeding $1.5 billion but
                                          not exceeding $2 billion; 0.030% of the portion of
                                          the daily net assets exceeding $2 billion but not
                                          exceeding $2.5 billion; 0.0275% of the portion of
                                          the daily net assets exceeding $2.5 billion but
                                          not exceeding $3 billion; and 0.025% of the
                                          portion of the daily net assets exceeding $3
                                          billion.

Morgan Stanley Dean Witter Variable       0.050% of the daily net assets.
  Investment Series-- Money Market
  Portfolio

    Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:

CLOSED-END FUNDS

Dean Witter Government                    0.060% of the average weekly net assets.
  Income Trust

High Income Advantage Trust               0.075% of the portion of the average weekly net
                                          assets not exceeding $250 million; 0.060% of the
                                          portion of average weekly net assets exceeding
                                          $250 million and not exceeding $500 million;
                                          0.050% of the portion of average weekly net assets
                                          exceeding $500 million and not exceeding $750
                                          million; 0.040% of the portion of average weekly
                                          net assets exceeding $750 million and not
                                          exceeding $1 billion; and 0.030% of the portion of
                                          average weekly net assets exceeding $1 billion.

CLOSED-END FUNDS

High Income Advantage Trust II            0.075% of the portion of the average weekly net
                                          assets not exceeding $250 million; 0.060% of the
                                          portion of average weekly net assets exceeding
                                          $250 million and not exceeding $500 million;
                                          0.050% of the portion of average weekly net assets
                                          exceeding $500 million and not exceeding $750
                                          million; 0.040% of the portion of average weekly
                                          net assets exceeding $750 million and not
                                          exceeding $1 billion; and 0.030% of the portion of
                                          average weekly net assets exceeding $1 billion.

High Income Advantage Trust III           0.075% of the portion of the average weekly net
                                          assets not exceeding $250 million; 0.060% of the
                                          portion of average weekly net assets exceeding
                                          $250 million and not exceeding $500 million;
                                          0.050% of the portion of average weekly net assets
                                          exceeding $500 million and not exceeding $750
                                          million; 0.040% of the portion of the average
                                          weekly net assets exceeding $750 million and not
                                          exceeding $1 billion; and 0.030% of the portion of
                                          average weekly net assets exceeding $1 billion.

InterCapital Income Securities Inc.       0.050% of the average weekly net assets.

InterCapital Insured Municipal Bond       0.035% of the average weekly net assets.
  Trust

InterCapital Insured Municipal Trust      0.035% of the average weekly net assets.

InterCapital Insured Municipal Income     0.035% of the average weekly net assets.
  Trust

InterCapital California Insured           0.035% of the average weekly net assets.
  Municipal Income Trust

InterCapital Quality Municipal            0.035% of the average weekly net assets.
  Investment Trust

InterCapital New York Quality Municipal   0.035% of the average weekly net assets.
  Securities

InterCapital Quality Municipal Income     0.035% of the average weekly net assets.
  Trust

InterCapital Quality Municipal            0.035% of the average weekly net assets.
  Securities

InterCapital California Quality           0.035% of the average weekly net assets.
  Municipal Securities

InterCapital Insured Municipal            0.035% of the average weekly net assets.
  Securities

InterCapital Insured California           0.035% of the average weekly net assets.
  Municipal Securities